Exhibit 99.38

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-I

KEY PERFORMANCE FACTORS
March 31, 2001



Expected B Maturity 08/15/2002


Blended Coupon 6.4825%


Excess Protection Level
3 Month Average   7.36%
March, 2001   7.96%
February, 2001   7.27%
January, 2001   6.84%


Cash Yield20.67%


Investor Charge Offs 4.83%


Base Rate 7.87%


Over 30 Day Delinquency 4.90%


Seller's Interest 7.37%


Total Payment Rate14.60%


Total Principal Balance$56,622,749,044.91


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,172,058,483.42